SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials - Filing Attached Proxy
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12
[ ]  Confidential for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

                      National Technical Systems, Inc.
           ------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                              Jerry J. Slaby
           ------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:
            _______________________________________________________________
       2)   Aggregate number of securities to which transaction applies:
            _______________________________________________________________
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________________________
       4)   Proposed maximum aggregate value of transaction:_______________
       5)   Total fee paid:________________________________________________
[X]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount Previously Paid:  ______________________________________
       2)   Form, Schedule or Registration Statement No.:  ________________
       3)   Filing Party:  ________________________________________________
       4)   Date Filed:  __________________________________________________

Notes:




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       P R O X Y

                       NATIONAL TECHNICAL SYSTEMS, INC.
                     BOARD OF DIRECTORS PROXY FOR ANNUAL
                           MEETING OF SHAREHOLDERS
                    Thursday, June 29, 1995, at 11:00 a.m.


                 The undersigned hereby appoints Aloysius Casey and Jack Lin, and each of them, attorneys and agents with power of substitution, to vote, as designated below, all stock of the undersigned at the above meeting and at any adjournment or adjournments thereof.

       1.   Election of Directors

            FOR all nominees listed      WITHHOLD AUTHORITY
            below (except as marked      to vote for all nominees
            to the contrary below)       listed below [ ]
            [ ]

            Ralph Clements, Harry Derbyshire and Arthur Edelstein

       (INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

       _______________________________________________________________


       2. To ratify the selection of Ernst & Young as auditors for the fiscal year ending January 31, 1996.
                 FOR [ ]        AGAINST [ ]              ABSTAIN [ ]


       3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.




















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       IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH
       OF THE PROPOSALS SET FORTH ABOVE.


                                Dated__________________________, 1995


                                ______________________________________
                                       Signature of Shareholder


                                ______________________________________
                                       Signature of Shareholder


                                Please sign exactly as your name
                                appears hereon.  Please date, sign and
                                return the Proxy promptly in the
                                enclosed envelope.  When signing as
                                attorney, executor, administrator,
                                trustee or guardian, please give full
                                title.  If the signature is for a
                                corporation, please sign full
                                corporate name by authorized officer.
                                If the shares are registered in more
                                than one name, all holders must sign.



       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.



























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